UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

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EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

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Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2024, Edible Garden AG Incorporated (the “Company”) priced a best-efforts public offering (the “Offering”) of (i) 2,437,000 common units, each consisting of one share of common stock, par value $0.0001 per share (“common stock”), one Class A warrant (“ Class A Warrant”) to purchase one share of common stock and one Class B warrant (“Class B Warrant,” together with the Class A Warrants, the “Warrants”) to purchase one share of common stock at a purchase price of $2.26 per unit; and (ii) 218,000 pre-funded units, each consisting of one pre-funded warrant to purchase one share of common stock (“Pre-Funded Warrant”), one Class A Warrant and one Class B Warrant at a purchase price of $2.25 per unit.

The Warrants have an exercise price of $2.26 per share, subject to an exercise price reset, are immediately exercisable, and, in the case of Class A Warrants, will expire on May 23, 2029, and in the case of Class B Warrants, will expire on November 23, 2025. If, on June 22, 2024, the exercise price of the Warrants is greater than the arithmetic average of the volume-weighted average price of the common stock for the prior five days (the “reset price”), the exercise price of the Warrants will be reduced to the reset price. However, the reset price will never be less than $0.866 per share. The exercise price of the Class A and Class B Warrants is also subject to adjustment for stock splits, reverse splits, and similar capital transactions as described in such Warrants.

Subject to certain ownership limitations described in the Pre-Funded Warrants, the Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal exercise price of $0.01 per share of common stock any time until all of the Pre-Funded Warrants are exercised in full.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors on May 22, 2024. Further, in connection with the Offering, the Company entered into a warrant agency agreement (the “Warrant Agency Agreement”) with Equiniti Trust Company, LLC (“Equiniti”) as of May 23, 2024 pursuant to which Equiniti agreed to act as warrant agent with respect to the Class A Warrants, Class B Warrants and Pre-Funded Warrants.

In connection with the Offering, on May 22, 2024, the Company also entered into a placement agency agreement (the “Placement Agreement”) pursuant to which Maxim Group LLC (the “Placement Agent”) served as the exclusive placement agent in connection with the Offering. The Company paid the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds raised at the closing of the Offering and reimbursement of certain expenses and legal fees in the amount of $80,000. The Company also issued to the Placement Agent warrants to purchase up to an aggregate of 132,750 shares of common stock (the “Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $2.26 per share and have substantially the same terms as the Class A Warrants, except the Placement Agent Warrants are not subject to an exercise price reset and are not exercisable until November 18, 2024.

Pursuant to the Placement Agreement, for a period of nine months after the closing of the Offering, the Placement Agent will have a right of first refusal to act as sole managing underwriter and sole book runner, sole placement agent and/or sole sales agent, for any and all future public and private equity, equity-linked or debt (excluding commercial bank debt) offerings for which the Company retains the service of an underwriter, agent, adviser, finder or other person or entity in connection with such offering.

The Company and each of its directors and executive officers have agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of common stock or other securities convertible into or exercisable or exchangeable for common stock for a period of 90 days after the Offering is completed without the prior written consent of the Placement Agent, subject to certain exceptions.

The shares of common stock, the Class A Warrants, Class B Warrants, the Pre-Funded Warrants and the Placement Agent Warrants described above and the underlying shares of common stock were offered pursuant to a Registration Statement on Form S-1, as amended (File No. 333-278967) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on May 22, 2024.

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The closing of the Offering occurred on May 23, 2024. The estimated net proceeds of the Offering are approximately $5.2 million, after deducting the Placement Agent fees and expenses and other estimated offering expenses payable by the Company.

The foregoing summaries of the Class A Warrants, Class B Warrants, Pre-Funded Warrants, Warrant Agency Agreement, Placement Agent Warrants, Purchase Agreement and Placement Agreement do not purport to be complete and are qualified in their entirety by the forms of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 22, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Class A Warrant dated May 23, 2024.
4.2	Form of Class B Warrant dated May 23, 2024.
4.3	Form of Pre-Funded Warrant dated May 23, 2024.
4.4	Warrant Agency Agreement dated as of May 23, 2024 between the Company and Equiniti Trust Company, LLC.
4.5	Form of Placement Agent Warrant dated May 23, 2024.
10.1	Securities Purchase Agreement dated as of May 22, 2024 between the Company and the investors thereto.
10.2	Placement Agency Agreement dated as of May 22, 2024 between the Company and Maxim Group LLC.
99.1	Press release dated May 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: May 29, 2024	By:	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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